Prospectus Supplement	January 30, 2019

Putnam Small Cap Value Fund
Prospectus dated June 30, 2018

Effective January 31, the sub-section Your fund’s management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now Michael Petro.

Mr. Petro joined the fund in January 2019 and is Portfolio Manager. He joined Putnam Investments in 2002 and over the past five years has been employed as a Portfolio Manager and Analyst.

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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